UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2010

FIRST CHINA PHARMACEUTICAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151212	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1301, 13th Floor CRE Building 303 Hennessey Road Wanchai, Hong Kong
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (425) 646-2391

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.     Changes in Registrant’s Certifying Accountant.

(a)           Previous Certifying Accountant

(i)           On August 24, 2010, Li & Company, PC (“Li”) resigned as the independent certifying accountant of First China Pharmaceutical Group, Inc. (the “Company”).

(ii)           Li’s report on the Company’s financial statements for each of the fiscal years ended March 31, 2010 and 2009 contained a modified opinion on the uncertainty of the Company to continue as a going concern because of the Company’s negative working capital, deficit accumulated during the development stage and net loss and cash used in operations for the fiscal year ended March 31, 2010.  The report on the financial statements of the Company issued by Li for each of the fiscal years ended March 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

(iii)           The Company’s Board of Directors accepted Li’s resignation and approved the decision to change independent certifying accountant.

(iv)           During the last two fiscal years ended March 31, 2010 and 2009 and further through the date of the resignation of Li, there have been no disagreements with Li on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Li, would have caused Li to make reference to the subject matter of the disagreement(s) in connection with its report as required by Item 304(a)(1)(iv) of Regulation S-K.

(v)           During the last two fiscal years ended March 31, 2010 and 2009 and further through the date of the resignation of Li, Li did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)            The Company requested that Li furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

 (b)           Engagement of New Certifying Accountant

On August 25, 2010, the Company engaged Parker Randall CF (H.K.) CPA Limited (“Parker Randall”) as its new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2011.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with Parker Randall regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Parker Randall concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

16.1	Letter from Li & Company, PC dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2010	FIRST CHINA PHARMACEUTICAL GROUP, INC.

	By:	/s/ Aidan Hwuang
Aidan Hwuang
President and Chief Financial Officer